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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                   May 4, 2007
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                Date of Report (Date of earliest event reported)


                                AptarGroup, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-11846                   36-3853103
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.
                                                            ------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
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            Appointment of Certain Officers; Compensatory Arrangements of
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            Certain Officers
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           On May 4, 2007, Vice President Emil Meshberg informed AptarGroup,
           Inc. of his decision to resign as an officer and employee of AptarGroup, Inc. and any of its affiliates to be effective in 2008 at a date to be determined, and that his employment agreement with AptarGroup, Inc. will not extend beyond February 17, 2008 and will terminate as of such date.


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AptarGroup, Inc.

Date: May 8, 2007                  By: /s/ Stephen J. Hagge
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                                       Stephen J. Hagge
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary


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